UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to 240.14a-12

Advanced Disposal Services, Inc.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following materials were first provided to employees of Advanced Disposal Services, Inc. on April 15, 2019:

April 15, 2019

Team,
I am writing about the news that we have entered into a merger agreement to be acquired by Waste Management, a leading and respected provider of comprehensive waste management services in North America. We believe that this transaction not only brings together two talented teams that share a relentless commitment to both safety and customer service, but at the same time, it opens new opportunities for our employees.

Nearly 19 years ago, we set out to build a leading environmental services company with a mission to provide quality services to our customers while ensuring the safety and protection of our environment and communities where we work. Today, we are a leading integrated solid waste company in the U.S. and serve more than 200,000 commercial customers and 2.8 million residential customers.

From our humble roots as a small collection business in Suwanee, Georgia, we have achieved numerous milestones and subsequently transformed our business through the combination with Interstate Waste and subsequent combination with Veolia in 2012. Following the integration and rationalization of these operations, we successfully completed our IPO on the NYSE in October 2016. Since the IPO, we have continued to deliver significant value for all of our stakeholders through balance sheet deleveraging and improvement in operational and financial performance, which has ultimately led to this transaction with Waste Management. I am proud of what this team has achieved since our inception and look forward to what a combined Advanced Disposal and Waste Management will accomplish together. We are confident that our enhanced industry scale, stronger financial profile and aligned strategic focus will benefit our customers, employees, and stockholders.

At this time, while we are working with Waste Management to satisfy customary closing conditions, including the approval by our stockholders and certain regulatory approvals, we will continue to operate as two independent companies until the transaction closes. Both Advanced Disposal and Waste Management anticipate a seamless transition for customers and employees, and we will continue to communicate with you as we work toward completion of the acquisition, which we expect to be in the first quarter of 2020.

I understand that today’s announcement is unexpected and may create some uncertainty, but we will update you throughout the process. To start, attached are responses to questions many of you may ask, which should provide some additional information. These responses will also be posted to adi.advanceddisposal.net.
Thank you for your support and dedication to Advanced Disposal as we continue to live out our Service First, Safety Always culture.

Sincerely,
Richard Burke
Chief Executive Officer
1

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the merger under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Advanced Disposal or its business, including the risks that (a) Advanced Disposal’s stock price may decline significantly if the merger is not completed, (b) the merger agreement may be terminated in circumstances requiring Advanced Disposal to pay Waste Management a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on Advanced Disposal and its business, including the risks that as a result (a) Advanced Disposal’s business, operating results or stock price may suffer, (b) Advanced Disposal’s current plans and operations may be disrupted, (c) Advanced Disposal’s ability to retain or recruit key employees may be adversely affected, (d) Advanced Disposal’s business relationships (including, customers and suppliers) may be adversely affected, or (e) Advanced Disposal’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Advanced Disposal’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Advanced Disposal and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Advanced Disposal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that Advanced Disposal has filed or files with the U.S. Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Waste Management nor Advanced Disposal assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

2

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Waste Management and Advanced Disposal. In connection with the proposed transaction, Advanced Disposal plans to file a proxy statement with the SEC. STOCKHOLDERS OF ADVANCED DISPOSAL ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ADVANCED DISPOSAL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by Advanced Disposal at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Advanced Disposal’s Investor Relations at matthew.nelson@advanceddisposal.com or (904) 737-7900.
Participants in Solicitation
Advanced Disposal and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Advanced Disposal’s directors and executive officers is available in its proxy statement filed with the SEC on April 3, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

3